UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2008

K-V Pharmaceutical Company
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9601 (Commission File Number)	43-0618919 (IRS Employer Identification No.)

2503 South Hanley Road
St. Louis, MO		63144
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (314) 645-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On December 23, 2008, K-V Pharmaceutical Company (the “Company”) issued a press release announcing its voluntary suspension of all shipments of all U.S. Food and Drug Administration approved drug products in tablet form. The Company also announced the commencement of a voluntary nationwide single production lot recall of one of its pain management drugs. A copy of the Company’s press release, dated December 23, 2008, related to the matters discussed under this Item 8.01 is filed herewith as Exhibit 99.1.
     The description of the press release set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 23, 2008*

*	Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-V Pharmaceutical Company

By:	/s/ Ronald J. Kanterman Ronald J. Kanterman
Vice President, Chief Financial Officer and Treasurer
Date: December 23, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated December 23, 2008*

*	Filed herewith